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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 1, 2006

                           CONSTELLATION BRANDS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                   001-08495               16-0716709
  ----------------------------        ------------         -------------------
  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

  370 Woodcliff Drive, Suite 300, Fairport, New York             14450
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (585) 218-3600

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.      REGULATION FD DISCLOSURE.

         On September 1, 2006, Constellation Brands, Inc. (the "Company") issued a press release which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that its outstanding depositary shares, each representing 1/40th of a share of the Company's 5.75% Series A Mandatory Convertible Preferred Stock (the "Preferred Stock"), automatically converted into shares of the Company's Class A Common Stock pursuant to the terms of the certificate of designations governing the Preferred Stock and the deposit agreement governing the depositary shares.

         References to the Company's website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference. The information included in this Current Report on Form 8-K, including the press release attached as Exhibit 99.1, is incorporated by reference into this Item
7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

                (a)    Financial statements of businesses acquired.

                       Not applicable.

                (b)    Pro forma financial information.

                       Not applicable.

                (c)    Shell company transactions.

                       Not applicable.

                (d)    Exhibits.

                       The following exhibit is furnished as part of this Current Report on Form 8-K:

                       Exhibit No.     Description
                       -----------     -----------------------------------------
                          99.1         Press Release of the Company dated
                                       September 1, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2006                        CONSTELLATION BRANDS, INC.


                                               By: /s/ Thomas S. Summer
                                                   -----------------------------
                                                   Thomas S. Summer
                                                   Executive Vice President and
                                                   Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------------------------------------------------------------
(1)            UNDERWRITING AGREEMENT
               Not Applicable.

(2)            PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR
               SUCCESSION
               Not Applicable.

(3)            ARTICLES OF INCORPORATION AND BYLAWS
               Not Applicable.

(4)            INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING
               INDENTURES
               Not Applicable.

(7) CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW
               Not Applicable.

(14)           CODE OF ETHICS
               Not Applicable.

(16)           LETTER RE CHANGE IN CERTIFYING ACCOUNTANT
               Not Applicable.

(17)           CORRESPONDENCE ON DEPARTURE OF DIRECTOR
               Not Applicable.

(20)           OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS
               Not Applicable.

(23)           CONSENTS OF EXPERTS AND COUNSEL
               Not Applicable.

(24)           POWER OF ATTORNEY
               Not Applicable.

(99)           ADDITIONAL EXHIBITS

(99.1)         Press Release of Constellation Brands, Inc. dated September 1,
               2006.

(100)          XBRL-RELATED DOCUMENTS
               Not Applicable.